EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ORBCOMM Inc. for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof, Marc J. Eisenberg, as President and Chief Executive Officer and Robert G. Costantini, as Executive Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ORBCOMM Inc.

/s/ Marc J. Eisenberg

Marc J. Eisenberg President and Chief Executive Officer (Principal Executive Officer)

Date: March 18, 2013

/s/ Robert G. Costantini

Robert G. Costantini Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 18, 2013

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to ORBCOMM Inc. and will be retained by ORBCOMM Inc. and furnished to the Securities and Exchange Commission or its staff upon request.